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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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
                                                           State or Other Jurisdiction
Name                                                              of Incorporation
----                                                              ----------------

Orthodontic Centers of Alabama, Inc. ...................              Delaware

Orthodontic Centers of Arkansas, Inc. ..................              Delaware

Orthodontic Centers of Arizona, Inc. ...................              Delaware

Orthodontic Centers of California, Inc. ................              Delaware

Orthodontic Centers of Colorado, Inc. ..................              Delaware

Orthodontic Centers of Connecticut, Inc. ...............              Delaware

Orthodontic Centers of Florida, Inc. ...................              Delaware

Orthodontic Centers of Georgia, Inc. ...................              Delaware

Orthodontic Centers of Hawaii, Inc. ....................              Delaware

Orthodontic Centers of Idaho, Inc. .....................              Delaware

Orthodontic Centers of Illinois, Inc. ..................              Delaware

Orthodontic Centers of Indiana, Inc. ...................              Delaware

Orthodontic Centers of Kansas, Inc. ....................              Delaware

Orthodontic Centers of Kentucky, Inc. ..................              Delaware

Orthodontic Centers of Louisiana, Inc. .................              Delaware

Orthodontic Centers of Maine, Inc. .....................              Delaware

Orthodontic Centers of Maryland, Inc. ..................              Delaware

Orthodontic Centers of Massachusetts, Inc. .............              Delaware

Orthodontic Centers of Michigan, Inc. ..................              Delaware

Orthodontic Centers of Minnesota, Inc. .................              Delaware

Orthodontic Centers of Mississippi, Inc. ...............              Delaware

Orthodontic Centers of Missouri, Inc. ..................              Delaware

Orthodontic Centers of Nevada, Inc. ....................               Nevada

Orthodontic Centers of New Hampshire, Inc. .............              Delaware

Orthodontic Centers of New Jersey, Inc. ................              Delaware

Orthodontic Centers of New Mexico, Inc. ................              Delaware

Orthodontic Centers of New York, Inc. ..................              Delaware

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
                                                           State or Other Jurisdiction
Name                                                              of Incorporation
----                                                              ----------------
Orthodontic Centers of North Carolina, Inc. ............              Delaware

Orthodontic Centers of North Dakota, Inc. ..............              Delaware

Orthodontic Centers of Ohio, Inc. ......................              Delaware

Orthodontic Centers of Oklahoma, Inc. ..................              Delaware

Orthodontic Centers of Pennsylvania, Inc. ..............              Delaware

Orthodontic Centers of Puerto Rico, Inc. ...............              Delaware

Orthodontic Centers of Rhode Island, Inc. ..............              Delaware

Orthodontic Centers of South Carolina Inc. .............              Delaware

Orthodontic Centers of Tennessee, Inc. .................              Delaware

Orthodontic Centers of Texas, Inc. .....................              Delaware

Orthodontic Centers of Utah, Inc. ......................              Delaware

Orthodontic Centers of Virginia, Inc. ..................              Delaware

Orthodontic Centers of Washington, Inc. ................              Delaware

Orthodontic Centers of Washington D.C., Inc. ...........              Delaware

Orthodontic Centers of West Virginia, Inc. .............              Delaware

Orthodontic Centers of Wisconsin, Inc. .................              Delaware

Orthodontic Centers of Wyoming, Inc. ...................              Delaware

Orthodontic Centers of America, S.C. ...................               Mexico

Orthodontic Centers of America de Mexico, S.A. de C.V. .               Mexico

Orthodontic Centers of America Europe, S.A. ............               Spain

OCA Japan Co., Ltd. ....................................               Japan

OrthAlliance, Inc. .....................................              Delaware

OrthAlliance Finance, Inc. .............................              Delaware

OrthAlliance Holdings, Inc. ............................               Texas

OrthAlliance New Image, Inc. ...........................              Delaware

OrthAlliance Properties, Inc. ..........................             California

OrthAlliance Services, Inc. ............................             California

PedoAlliance, Inc. .....................................              Delaware

PedoAlliance Properties, Inc. ..........................             California

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

                                                           State or Other Jurisdiction
Name                                                              of Incorporation
----                                                              ----------------
Amley Asset Subsidiary, Inc. ...........................              Florida

Arkle Asset Subsidiary, Inc. ...........................           North Carolina

Asset Subsidiary, Inc. .................................             Washington

Barton Asset Subsidiary, Inc. ..........................             California

Bergh Asset Subsidiary, Inc. ...........................             California

Bevans Asset Subsidiary, Inc. ..........................              Arkansas

Brenkert Asset Subsidiary, Inc. ........................              Colorado

Burckhardt Asset Subsidiary, Inc. ......................             Minnesota

Crawford Asset Subsidiary, Inc. ........................              Georgia

Crum Asset Subsidiary, Inc. ............................              Arizona

Daughtry Asset Subsidiary, Inc. ........................           South Carolina

Dickins Asset Subsidiary, Inc. .........................             California

Dormois Asset Subsidiary, Inc. .........................             Tennessee

Eichel Asset Subsidiary, Inc. ..........................              Georgia

Engst Asset Subsidiary, Inc. ...........................             Washington

Francati Asset Subsidiary, Inc. ........................              Florida

Fryar Asset Subsidiary, Inc. ...........................              Indiana

Hall Asset Subsidiary, Inc. ............................             California

Halliburton Asset Subsidiary, Inc. .....................             Tennessee

Harris & Clayton Asset Subsidiary, Inc. ................             California

Hirsh Asset Subsidiary, Inc. ...........................             California

Horvath Asset Subsidiary, Inc. .........................              Georgia

Hudson Asset Subsidiary, Inc. ..........................             California

Hughes Asset Subsidiary, Inc. ..........................            Mississippi

Hurst Asset Subsidiary, Inc. ...........................              Georgia

Jayne Asset Subsidiary, Inc. ...........................              Alabama

Kelson Asset Subsidiary, Inc. ..........................               Idaho

Lam Asset Subsidiary, Inc. .............................              Arizona

Lindsey Asset Subsidiary, Inc. .........................               Texas


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

                                                           State or Other Jurisdiction
Name                                                              of Incorporation
----                                                              ----------------
Loeffler Asset Subsidiary, Inc. ........................             California

Lorentz Asset Subsidiary, Inc. .........................            Mississippi

Matlack Asset Subsidiary, Inc. .........................             California

McKee Asset Subsidiary, Inc. ...........................             California

Mitchell Asset Subsidiary, Inc. ........................              Georgia

Morrow Asset Subsidiary, Inc. ..........................               Texas

N. Speck Asset Subsidiary, Inc. ........................               Texas

OA Equipment, Inc. .....................................              Indiana

Office Associates, Inc. ................................              Delaware

Only Orthodontics of South Miami, Inc. .................              Florida

Pence Asset Subsidiary, Inc. ...........................              Indiana

Pickron Asset Subsidiary, Inc. .........................              Georgia

Robson Asset Subsidiary, Inc. ..........................             California

Rodeffer & Garner Asset Subsidiary, Inc. ...............              Florida

Sagrans Asset Subsidiary, Inc. .........................              Florida

Schnibben Asset Subsidiary, Inc. .......................              Illinois

Scornavacca Asset Subsidiary, Inc. .....................              Maryland

Sharp Asset Subsidiary, Inc. ...........................             California

Silver Asset Subsidiary, Inc. ..........................              Georgia

Smernoff Asset Subsidiary, Inc. ........................              Virginia

Speck Asset Subsidiary, Inc. ...........................               Texas

Starr Asset Subsidiary, Inc. ...........................              Maryland

Yaffey Asset Subsidiary, Inc. ..........................              Florida

Yurfest Asset Subsidiary, Inc. .........................              Georgia





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